Exhibit 24.1

POWER OF ATTORNEY

THE UNDERSIGNED director and officer of EnPro Industries, Inc., a North Carolina corporation (the “Registrant”), does hereby make, constitute and appoint David S. Burnett, Robert S. McLean, Thomas A. Price and Tanya D. Greeley, and each of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and officer of the Registrant to the Registrant’s Registration Statement on Form S-4, Form S-3 or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, the Registrant’s 5.875% Senior Notes due 2022, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

EXECUTED on the 18th day of February, 2015.

/s/ Stephen E. Macadam
Stephen E. Macadam

POWER OF ATTORNEY

THE UNDERSIGNED director of EnPro Industries, Inc., a North Carolina corporation (the “Registrant”), does hereby make, constitute and appoint David S. Burnett, Robert S. McLean, Thomas A. Price and Tanya D. Greeley, and each of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Registrant to the Registrant’s Registration Statement on Form S-4, Form S-3 or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, the Registrant’s 5.875% Senior Notes due 2022, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

EXECUTED on the 18th day of February, 2015.

/s/ Thomas M. Botts
Thomas M. Botts

POWER OF ATTORNEY

THE UNDERSIGNED director of EnPro Industries, Inc., a North Carolina corporation (the “Registrant”), does hereby make, constitute and appoint David S. Burnett, Robert S. McLean, Thomas A. Price and Tanya D. Greeley, and each of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Registrant to the Registrant’s Registration Statement on Form S-4, Form S-3 or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, the Registrant’s 5.875% Senior Notes due 2022, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

EXECUTED on the 18th day of February, 2015.

/s/ Peter C. Browning
Peter C. Browning

POWER OF ATTORNEY

THE UNDERSIGNED director of EnPro Industries, Inc., a North Carolina corporation (the “Registrant”), does hereby make, constitute and appoint David S. Burnett, Robert S. McLean, Thomas A. Price and Tanya D. Greeley, and each of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Registrant to the Registrant’s Registration Statement on Form S-4, Form S-3 or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, the Registrant’s 5.875% Senior Notes due 2022, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

EXECUTED on the 18th day of February, 2015.

/s/ Felix M. Brueck
Felix M. Brueck

POWER OF ATTORNEY

THE UNDERSIGNED director of EnPro Industries, Inc., a North Carolina corporation (the “Registrant”), does hereby make, constitute and appoint David S. Burnett, Robert S. McLean, Thomas A. Price and Tanya D. Greeley, and each of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Registrant to the Registrant’s Registration Statement on Form S-4, Form S-3 or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, the Registrant’s 5.875% Senior Notes due 2022, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

EXECUTED on the 18th day of February, 2015.

/s/ B. Bernard Burns, Jr.
B. Bernard Burns, Jr.

POWER OF ATTORNEY

THE UNDERSIGNED director of EnPro Industries, Inc., a North Carolina corporation (the “Registrant”), does hereby make, constitute and appoint David S. Burnett, Robert S. McLean, Thomas A. Price and Tanya D. Greeley, and each of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Registrant to the Registrant’s Registration Statement on Form S-4, Form S-3 or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, the Registrant’s 5.875% Senior Notes due 2022, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

EXECUTED on the 18th day of February, 2015.

/s/ Diane C. Creel
Diane C. Creel

POWER OF ATTORNEY

THE UNDERSIGNED director of EnPro Industries, Inc., a North Carolina corporation (the “Registrant”), does hereby make, constitute and appoint David S. Burnett, Robert S. McLean, Thomas A. Price and Tanya D. Greeley, and each of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Registrant to the Registrant’s Registration Statement on Form S-4, Form S-3 or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, the Registrant’s 5.875% Senior Notes due 2022, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

EXECUTED on the 18th day of February, 2015.

/s/ Gordon D. Harnett
Gordon D. Harnett

POWER OF ATTORNEY

THE UNDERSIGNED director of EnPro Industries, Inc., a North Carolina corporation (the “Registrant”), does hereby make, constitute and appoint David S. Burnett, Robert S. McLean, Thomas A. Price and Tanya D. Greeley, and each of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Registrant to the Registrant’s Registration Statement on Form S-4, Form S-3 or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, the Registrant’s 5.875% Senior Notes due 2022, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

EXECUTED on the 18th day of February, 2015.

/s/ David L. Hauser
David L. Hauser

POWER OF ATTORNEY

THE UNDERSIGNED director of EnPro Industries, Inc., a North Carolina corporation (the “Registrant”), does hereby make, constitute and appoint David S. Burnett, Robert S. McLean, Thomas A. Price and Tanya D. Greeley, and each of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Registrant to the Registrant’s Registration Statement on Form S-4, Form S-3 or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, the Registrant’s 5.875% Senior Notes due 2022, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

EXECUTED on the 18th day of February, 2015.

/s/ Kees van der Graaf
Kees van der Graaf

POWER OF ATTORNEY

THE UNDERSIGNED officer of EnPro Industries, Inc., a North Carolina corporation (the “Registrant”), does hereby make, constitute and appoint David S. Burnett, Robert S. McLean, Thomas A. Price and Tanya D. Greeley, and each of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such officer of the Registrant to the Registrant’s Registration Statement on Form S-4, Form S-3 or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, the Registrant’s 5.875% Senior Notes due 2022, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

EXECUTED on the 18th day of February, 2015.

/s/ Alexander W. Pease
Alexander W. Pease

POWER OF ATTORNEY

THE UNDERSIGNED officer of EnPro Industries, Inc., a North Carolina corporation (the “Registrant”), does hereby make, constitute and appoint David S. Burnett, Robert S. McLean, Thomas A. Price and Tanya D. Greeley, and each of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such officer of the Registrant to the Registrant’s Registration Statement on Form S-4, Form S-3 or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, the Registrant’s 5.875% Senior Notes due 2022, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

EXECUTED on the 18th day of February, 2015.

/s/ David K. Fold
David K. Fold